UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported): January 25, 2024

GERMAN AMERICAN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Indiana
(State or other jurisdiction of incorporation)

001-15877		35-1547518
(Commission File Number)		(IRS Employer Identification No.)
711 Main Street
Jasper,	Indiana	47546
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (812) 482-1314

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[☐]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [☐]
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	GABC	Nasdaq Global Select Market

Item 2.02. Results of Operations and Financial Condition.

On January 29, 2024, German American Bancorp, Inc. (the “Company”) issued a press release announcing its results for the quarter and year ended December 31, 2023, and making other disclosures. The press release (including the accompanying unaudited consolidated financial statements as of and for the quarter and year ended December 31, 2023, and other financial data) is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02, including the information incorporated herein from Exhibit 99.1, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On and effective January 25, 2024, the Company’s Board of Directors (the “Board”), upon the recommendation of its Governance/Nominating Committee, approved an amended and restated Code of Business Conduct for the Company (the “Code”). The Code is applicable to all officers, directors and employees of the Company, including but not limited to the Company’s principal executive officer, principal financial officer, and principal accounting officer. The Code was amended to more clearly communicate the Company’s high standards for honest and ethical conduct, including formalizing the Company’s policies relating to bribery, corruption, money laundering, financial crimes, and the acceptance of gifts. The amendments to the Code did not relate to or result in any waiver, explicit or implicit, of any provision of the previous Code of Business Ethics.

The foregoing summary of the amendments to the Code is qualified in its entirety by reference to the full text of the Code, which is attached hereto as Exhibit 14.1 and will also be available on the Company’s website at www.germanamerican.com (under the Corporate Profile – Governance Documents tab of the Investor Relations section). The contents of the Company’s website are not incorporated by reference in this report.

Item 8.01. Other Events.

Cash Dividend. As announced in the press release furnished as Exhibit 99.1 to this report, the Company’s Board of Directors has declared a cash dividend of $0.27 per share which will be payable on February 20, 2024, to shareholders of record as of February 10, 2024.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	14.1	German American Bancorp, Inc. Code of Business Conduct, effective January 25, 2024.

	99.1	Press release, dated January 29, 2024, issued by German American Bancorp, Inc.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2024	By:	GERMAN AMERICAN BANCORP, INC. /s/ D. Neil Dauby
D. Neil Dauby, Chairman and Chief Executive Officer